Exhibit 10.17


                                                                  EXECUTION COPY

                                   HCIA INC.

                         REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of August 9, 1996, among the Stockholders listed on Schedule I hereto (the "Stockholders") and HCIA Inc., a Maryland corporation (the "Company").

                                 R E C I T A L S

                  WHEREAS, pursuant to the terms of the Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of July 19, 1996, by and among the Company, HCIA Sub Inc., a wholly-owned subsidiary of the Company ("Sub"), and HealthVISION, Inc., a Delaware corporation ("HVI"), Sub is to be merged with and into HVI (the "Merger"); and

                  WHEREAS, as a result of the Merger, the Stockholders will receive, among other things, shares of common stock, $.01 par value per share (the "Common Stock") of the Company as set forth on Schedule I; and

                  WHEREAS, the Company has agreed, as a condition precedent to the Merger, to grant the Stockholders certain registration rights with respect to the Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

                  1.       DEFINITIONS

                  Capitalized terms used herein without definition shall have the meanings set forth in the Reorganization Agreement. As used in this Agreement, the following terms have the respective meaning set forth below:

                  Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

                  Exchange Act: shall mean the Securities Exchange Act of 1934, as amended;


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                  Filing  Date:  shall mean the date which is 60 days  following the Effective Time of the Merger; provided, however, that if the Company registers any of its equity securities as contemplated under Section 2(a) hereof and if at least 75% of the Registrable Securities requested to be included in such registration are sold pursuant to such registration within 60 days of the Effective Time of the Merger, the Filing Date shall mean the date which is 120 days following the Effective Time of the Merger.

                  Holder:  shall mean any holder of Registrable Securities;

                  Person:  shall  mean  an  individual, partnership, joint-stock
company,  corporation,  limited  liability   company,  trust  or  unincorporated
organization, and a government or agency or political subdivision thereof;

                  Prospectus: shall mean the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments;

                  register, registered and registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                  Registrable Securities: shall mean (A) shares of Common Stock owned by a Holder and (B) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A);

                  Registration Expenses: shall mean all expenses incurred by the
Company in compliance with Sections 2(a), (b) and (c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

                  Security,  Securities:   shall  have  the meaning set forth in
Section 2(1) of the Securities Act;

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                  Securities  Act:  shall  mean  the  Securities Act of 1933, as amended;

                  Selling  Expenses:   shall mean all underwriting discounts and
selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders;

                  Shelf  Registration:  shall  mean  a   registration   effected
pursuant to Section 2(b) hereof; and

                  Shelf   Registration   Statement:   shall   mean   a   "shelf"
registration statement of the Company pursuant to the provisions of Section 2(b) hereof which covers some or all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                            2.      REGISTRATION RIGHTS

                                     (a)  Company Registration.

                                     (i)    Registration.  If the Company  shall
         determine to register any of its equity securities either for its own account or for the account of Persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration ("Other Stockholders"), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                    (A) promptly give to each of  the Holders  a
              written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                    (B) include  in  such  registration (and any
              related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 2(a)(ii) below. Such written request

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              may specify all or a part of the  Holders' Registrable Securities.

                           (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(a)(i)(a). In such event, the right of each of the Holders to registration pursuant to this Section 2(a) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(a), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders of the Company (other than Registrable Securities and other than securities held by holders who by contractual right demanded such registration) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders shall be reduced, on a pro rata basis (based on the number of shares held by such Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                                     (b)  Shelf Registration;  Suspension of Use
         of Prospectus.

                           (i) Not later than the Filing Date, the Company shall prepare and file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in

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         accordance with the methods of distribution elected by such Holders and
         set forth in such Shelf Registration Statement.   The Company shall use
         its best efforts to have the  Shelf   Registration  Statement  declared
         effective under the Securities Act not later than 60 days following the Filing Date (the date the Shelf Registration Statement is so declared effective is hereinafter referred to as the "Registration Date").

                           (ii) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earlier of (A) the date after which all of the Registrable Securities may be sold pursuant to Rule 144(k) under the Securities Act, (B) the second anniversary of the Registration Date or (C) the date when all the Registrable Securities covered by the Shelf
         Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

                           (iii) The Company shall not be obligated to effect any registration pursuant to this Section 2(b) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

                           (c)  Expenses  of  Registration.   All   Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

                           (d)  Registration Procedures.  In the  case of each
registration effected by the Company pursuant to this Section 2, the Company will keep the Holders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                           (i) keep such registration effective for a period of one hundred twenty (120) days (or, in the case of a Shelf Registration Statement, for the Shelf Registration Period) or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Shelf Registration Period shall be extended for a period of time equal to the period during which use of the Prospectus is suspended in accordance with provisions of Section 2(j) hereof; and

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                           (ii)  furnish  such  number of prospectuses and other
         documents incident thereto as each of the Holders from time to time may reasonably request.

                           (e)  Indemnification.

                           (i)  The Company will indemnify each of the Holders,
         each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration and related qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration and related qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter in writing and stated to be specifically for use therein.

                           (ii)  Each   of   the   Holders   will,  if
         Registrable Securities held by it are included in the securities as to which such registration and related qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document made by

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         such  Holder, or any omission (or alleged omission) to state therein  a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made
         in  such registration  statement,  prospectus,  offering   circular  or
         other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

                                     (iii)     Each     party     entitled    to
         indemnification under this Section 2(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at its own expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of such counsel to the Indemnified Party shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

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                                     (iv)  If  the  indemnification provided for
         in this Section 2(e) is held by a court of competent jurisdiction to be
         unavailable  to  an  Indemnified  Party  with  respect  to  any   loss,
         liability,  claim,  damage or expense referred  to  herein,   then  the
         Indemnifying   Party,  in  lieu  of indemnifying such Indemnified Party
         hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or
         omissions   which  resulted  in  such  loss, liability,  claim,  damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified
         Party   and   the  parties'   relative  intent,   knowledge,  access to
         information and opportunity to correct or prevent such statement or omission.

                                     (v)  Notwithstanding the foregoing, to  the
         extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                                     (vi)  The foregoing indemnity agreement  of
         the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                           (f)  Information by the Holders.  Each of the Holders
holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

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                           (g)  Rule 144 Reporting.

                  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

                           (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times from and after the date hereof;

                           (ii)  use its best efforts to file with the
         Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                           (iii)  so  long  as  the  Holder  owns  any
         Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the
         Company,  and  such  other  reports  and  documents  so  filed  as  the
         Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

                           (i)  Listing of Common  Stock.  The Company will use
its best efforts to list, subject to official notice of issuance, the Common Stock to be delivered to the Stockholders on the Nasdaq National Market System on or prior to the date the Shelf Registration Statement becomes effective.

                           (j)  Notice of Proposed Sale.  If any Holder  desires
to sell or otherwise transfer any of its Registrable Securities pursuant to the Shelf Registration Statement in accordance with this Agreement, such Holder shall notify the Company of its intention to do so by written notice (the "Notice") received by the Company at least two business days prior to such sale or transfer. Such Holder may effect such sale or transfer within 20 days of the delivery of such Notice unless, at least one business day prior thereto, the Company shall furnish to such Holder a written notice stating that, either (i) in the good faith judgment of the Company's General Counsel or principal outside legal counsel, the sale or transfer of the Registrable Securities described in the Notice would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the Company would require the provision of information required by the Commission or the Securities Act (or the rules and regulations promulgated thereunder), such as pro

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forma  financial  information,  that  at  such  time the Company would be unable to provide or (ii) the Company has determined to engage in a public offering of its common equity securities (an "Offering") and has been advised in writing by a nationally recognized investment banking firm selected by the Company that, in such firm's opinion, the sale of the Registrable Securities described in the Notice pursuant to the Shelf Registration Statement would adversely affect the Company's immediately planned Offering. In such event, the Company's obligation to prepare a prospectus to be used in connection with the sale or transfer or to amend the Shelf Registration Statement shall be suspended for a reasonable period (but not in excess of 60 days) until the Company determines that such confidential information may be disclosed or is able to provide any such information required by the Commission or the Securities Act (or the rules and regulations promulgated thereunder) or that the sale of Registrable Securities will not adversely affect the Offering, as the case may be; provided, however, that the Company may only suspend its obligation once in any 12-month period. Each of the Company and each Holder agrees to keep confidential any notification by any party pursuant to this Section 2(j). Each Holder agrees that, in connection with any sale or transfer of any Registrable Securities, such Holder will comply with any legal requirement such Holder may have to deliver a prospectus. Each Holder also agrees not to offer or sell any of such Registrable Securities in any offering or sale that would require the Company to amend or supplement the prospectus prepared pursuant to this Section 2 solely due to a change in description of the plan of distribution of such Registrable Securities contained in such prospectus.

                           3. ACKNOWLEDGMENT OF RESTRICTED NATURE OF REGISTRABLE
                              SECURITIES.

                           Each  Stockholder  hereby   acknowledges   that   the
Registrable Securities are subject to the following:

                           (a)      No Stockholder may, directly  or indirectly,
offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Registrable Securities (or solicit any offers to purchase or otherwise acquire or take a pledge of such Registrable Securities), except (A) pursuant to an effective registration statement under the Securities Act and the rules and regulations promulgated thereunder, (B) Rule 144 of the Commission (or any similar rule or rules then in force ("Rule 144")) if such rule is available and (C) any other legally available means of transfer; provided, however, that in the case of this clause (C) only and at the Company's written request and expenses (including, without limitation, reasonable fees and expenses of counsel), the Holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such

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transfer of Registrable  Securities may be effected without registration of such
Registrable Securities under the Securities Act;

                           (b)    Although the Company will use its best efforts
to cause the Shelf Registration Statement to become effective in accordance with this Agreement, (A) the offer and sale of Registrable Securities have not been registered under the Securities Act or registered or qualified under any "Blue Sky" state securities laws as of the date hereof and will not be registered or qualified under the Securities Act or any "Blue Sky" state securities laws at the Effective Time of the Merger, (B) each Stockholder must continue to bear the economic risk of the investment in its shares of Registrable Securities until the offer and sale of such Registrable Securities are subsequently registered and/or qualified under the Securities Act and any applicable "Blue Sky" state securities laws pursuant to this Agreement or an exemption from such registration and/or qualification is available, (C) there can be no assurance that the offer and sale of such Stockholder's Registrable Securities will be registered and/or qualified under the Securities Act or any applicable "Blue Sky" state securities laws at any time, (D) when and if such Stockholder's Registrable Securities may be disposed of without registration in reliance upon Rule 144, the offer and sale of such Stockholder's Registrable
Securities may not qualify under Rule 144 since dispositions under such Rule can be made only in limited amounts in accordance with the terms and conditions of such Rule, (E) if the exemption afforded by Rule 144 is not available, public offer or sale of the Registrable Securities without registration willrequire the availability of an exemption under the Securities Act, (F) a restrictive legend in substantially the form hereinafter set forth shall be placed upon the Registrable Securities, and (G) a notation shall be made in the appropriate records of the Company indicating that the Registrable Securities are subject to restrictions on transfer and appropriate stop-transfer instructions will be issued to the transfer agent of the Company with respect to the Registrable Securities;

                           (c)     If any Registrable Securities are disposed of
in accordance with Rule 144, the Holder shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such disposition; and

                           (d)      The  Registrable  Securities  shall  bear  a
legend in substantially the following form:

                  THE SHARES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR

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

                  HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER. THE TRANSFER OF THESE SHARES IS ALSO SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 9, 1996, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF HCIA INC., 300 EAST LOMABARD STREET, BALTIMORE, MARYLAND 21202, ATTENTION: VICE PRESIDENT AND GENERAL COUNSEL, AND NO TRANSFER OF THE SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH REGISTRATION IGHTS AGREEMENT SHALL HAVE BEEN COMPLIED WITH IN FULL.

                           4.       REPRESENTATIONS BY STOCKHOLDERS.

                           Each  Stockholder  represents  and  warrants  to  the
Company that:

                           (a)      it  has  been  furnished  with a copy of the
Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, Form 10-Q for the fiscal quarter ended March 31, 1996, Annual Report to Stockholders for the fiscal year ended December 31, 1995, and Proxy Statement for the Annual Meeting of Stockholders to be held on August 7, 1996, each as filed with the Commission;

                           (b)      its  principal  address   is  set  forth  in
Schedule I; and

                           (c)      it  is  (i)  an  accredited investor as that
term is defined in Regulation D promulgated  under  the  Securities  Act  and/or
(ii) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of an investment in the Registrable Securities.

                  5.       INTERPRETATION OF THIS AGREEMENT

                           (a)  Directly or Indirectly.  Where any provision  in
this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                           (b)  Governing Law.  This  Agreement  shall be
governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                           (c)  Section Headings.  The headings of the sections
and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

                  6.  MISCELLANEOUS

                           (a)  Notices.

                           (i)  All    communications    under    this Agreement
shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                                    (A) if to the  Company,  to 300 East Lombard
                  Street, Baltimore, Maryland 21202, Attention: Vice President and General Counsel, or at such other address as it may have furnished in writing to the Investors;

                                    (B) if to the  Stockholders,  at the address
                  listed on Schedule I hereto, or at such other address as may have been furnished the Company in writing.

                           (iii) Any notice so  addressed  shall be deemed to be
given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                           (b)  Reproduction   of   Documents.    This Agreement
and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Stockholders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Stockholders may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Stockholders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                           (c)  Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                           (d)  Entire   Agreement;    Amendment   and Waiver.
This Agreement constitutes the entire   understanding   of the  parties hereto
and   supersedes  all  prior understanding  among  such  parties.   This
Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Stockholders holding a majority of the then outstanding Registrable Securities.

                           (e)  Counterparts.  This  Agreement may  be executed
in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                       HCIA INC.

                                          By: /s/ Charles A. Berardesco
                                              _____________________________
                                              Name: Charles A. Berardesco
                                              Title: Vice President & General
                                                     Counsel


                       STOCKHOLDERS:

                                          WARBURG, PINCUS INVESTORS, L.P.

                                          By:      Warburg, Pincus & Co.,
                                                   its General Partner

                                          By: /s/ Robert S. Hillas
                                              _________________________
                                              Name: Robert S. Hillas
                                              Title: Partner


                                          UNITED HEALTHCARE SERVICES, INC.

                                          By: /s/ Bernard J. McDouagh
                                              _________________________
                                              Name: Bernard J. McDouagh
                                              Title: V.P. Business Research


                                          HLM PARTNERS V, L.P.

                                          By: /s/ Peter Grua
                                              _________________________
                                              Name: Peter Grua
                                              Title: General Partner


                                          HLM PARTNERS VII, L.P.

                                          By: /s/ Peter Grua
                                              _________________________
                                              Name: Peter Grua
                                              Title: General Partner


                                          LAWRENCE J. BYRNE
                                          /s/ Lawrence J. Byrne
                                          ----------------------------


                                          KEVIN J. HICKS
                                          /s/ Kevin J. Hicks
                                          ----------------------------

                                   SCHEDULE I

                                                     Number of
Name and Address of Stockholder                      Registrable Securities
- ---------------------------------                    ------------------------


Warburg, Pincus Investors, L.P.                      221,547
466 Lexington Avenue
New York, NY  10017
Attention:  Patrick T. Hackett

United HealthCare Services, Inc.                      17,106
9900 Bren Road, East
Minnetonka, Minnesota  55343
Attention:  Bernard F. McDonagh

HLM Partners V, L.P.                                   4,268
222 Berkeley Street
Suite 2150
Boston, MA  02116
Attention:  Peter Grua

HLM Partners VII, L.P.                                17,075
222 Berkeley Street
Suite 2150
Boston, MA  02116
Attention:  Peter Grua

Lawrence J. Byrne                                    116,482
c/o LBA Health Care Management, Inc.
6300 South Syracuse Way
Suite 630
Englewood, CO  80111

Kevin J. Hicks                                       116,482
c/o LBA Health Care Management, Inc.
6300 South Syracuse Way
Suite 630
Englewood, CO  80111